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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JANUARY 26, 2004







                                  ALLETE, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000





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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

Reference is made to the 2002 Form 10-K of ALLETE,  Inc. (ALLETE) for background
information  on  the  following  update.   Unless  otherwise  indicated,   cited
references are to ALLETE's 2002 Form 10-K.

Ref. Page 32 - Executive Officers of the Registrant
Ref. Page 47 - First Paragraph

On January 26, 2004 ALLETE announced that its Board of Directors (Board) has named Donald J. Shippar President and Chief Executive Officer of ALLETE. He will have responsibility for all non-automotive operations at ALLETE. Shippar previously was Executive Vice President of ALLETE, and President of Minnesota Power. David G. Gartzke remains Chairman of the Board of ALLETE, with responsibility for the consolidated company.

ALLETE has previously announced that it will spin-off Indianapolis-based ADESA Corporation (ADESA), a wholly owned subsidiary of ALLETE, into a publicly traded company by mid-2004. ADESA includes all of ALLETE's Automotive Services businesses including Automotive Finance Corporation and ADESA Impact (collectively, Automotive Recovery Services, Inc. and Impact Auto Auctions, Ltd.), a total loss vehicle remarketing company. Gartzke, in addition to his responsibility as Chairman of ALLETE, is currently Chief Executive Officer of ADESA.

It is anticipated that at the time the ADESA separation is completed, Gartzke will become ADESA's Chairman and Chief Executive Officer and Bruce W. Stender will assume the role of ALLETE Chairman and remain an independent member of ALLETE's Board. ALLETE also announced that James K. Vizanko was named Senior Vice President and Chief Financial Officer of ALLETE.

Shippar, 54, joined ALLETE in 1976. His previous positions include Senior Vice President for Customer Service and Delivery, Executive Vice President and Chief Operating Officer of Minnesota Power, and President and Chief Operating Officer of Minnesota Power.

Stender, 61, has been a Director of ALLETE since 1995. He is the current Chairman of the Audit Committee and a member of the Corporate Governance and Nominating Committee. He is President and Chief Executive Officer of Labovitz Enterprises, Inc. which owns and manages hotel properties.

Vizanko, 50, joined ALLETE in 1978 and was previously Vice President, Chief Financial Officer and Treasurer of ALLETE. He was named Corporate Treasurer in March of 1993 and Vice President in 2001.


                                ----------------

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS INCLUDING THOSE CONTAINED ABOVE, SHOULD BE READ IN CONJUNCTION WITH OUR DISCLOSURES UNDER THE HEADING:
"SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.


                     ALLETE Form 8-K dated January 26, 2004                    1


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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of ALLETE and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

  - our ability to successfully implement our strategic objectives, including the completion and impact of the proposed spin-off of our Automotive Services business and the sale of our Water Services businesses;

  -  war and acts of terrorism;

  - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the North Carolina Utilities Commission, the Public Service Commission of Wisconsin, and various county regulators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as general vehicle-related laws, including vehicle brokerage and auction laws;

  -  unanticipated  impacts  of  restructuring   initiatives  in   the  electric
     industry;

  -  economic and geographic factors, including political and economic risks;

  -  changes in and compliance with environmental and safety laws and policies;

  -  weather conditions;

  -  natural disasters;

  -  market factors affecting supply and demand for used vehicles;

  -  wholesale power market conditions;

  -  population growth rates and demographic patterns;

  - the effects of competition, including the competition forretail and wholesale customers, as well as suppliers and purchasers of vehicles;

  -  pricing and transportation of commodities;

  -  changes in tax rates or policies or in rates of inflation;

  -  unanticipated project delays or changes in project costs;

  -  unanticipated changes in operating expenses and capital expenditures;

  -  capital market conditions;

  -  competition for economic expansion or development opportunities;

  -  ALLETE's ability to manage expansion and integrate acquisitions; and

  - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

     Any forward-looking statement speaks only as of the date on which that statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of those factors, nor can it assess the impact of each of those factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.


2                    ALLETE Form 8-K dated January 26, 2004

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                ALLETE, Inc.





January 26, 2004                              James K. Vizanko
                             ---------------------------------------------------
                                              James K. Vizanko
                                Senior Vice President, Chief Financial Officer
                                                and Treasurer












                     ALLETE Form 8-K dated January 26, 2004                    3